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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2006

                                  SAFENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                 0-20634                                 52-1287752
               (Commission                             (IRS Employer
               File Number)                          Identification No.)

                             4690 Millennium Drive
                            Belcamp, Maryland 21017
              (Address of Principal Executive Offices) (Zip Code)

                                 (443) 327-1200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02      Results of Operations and Financial Condition.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

     On October 25, 2006, SafeNet, Inc. ("SafeNet" or the "Company") issued a press release announcing financial results for the quarter ended September 30, 2006. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01      Financial Statements and Exhibits.

Exhibit 99.1   Press Release of SafeNet, Inc., dated October 25, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 25, 2006

                                     SAFENET, INC.

                                     By:  /s/ Walter W. Straub
                                          --------------------------------------
                                          Walter W. Straub,
                                          Chairman and Interim Chief Executive
                                          Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SAFENET, INC.
                            EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.   ITEM

    99.1      Press Release of SafeNet, Inc., dated October 25, 2006.